Financial Instruments and Fair Value Measurements - Schedule of Accounts Receivable Outstanding for Spain, Italy and Portugal (Details) (USD $) In Millions, unless otherwise specified	Sep. 27, 2013	Sep. 28, 2012	Sep. 30, 2011
Accounts receivable, net in Spain, Italy and Portugal	$ 1,526	$ 1,702
Spain, Italy and Portugal
Accounts receivable, net in Spain, Italy and Portugal	$ 406	$ 391	$ 563
Percentage of total accounts receivable, net	27.00%	23.00%	32.00%